 EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of StreamTrack, Inc. (the "Company") on Form 10-Q for the period ending February 29, 2016 (the "Report") I, Michael Hill, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2016	By:	/s/ Michael Hill
Michael Hill
Chief Executive Officer and Chief Financial Officer
(Principal Executive and Financial Officer)